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As filed with the Securities and Exchange Commission on May 7, 2013

Registration No. 333-187284

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
To

FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

EXTERRAN PARTNERS, L.P.*
EXLP FINANCE CORP.
(Exact name of registrant as specified in its charter)

Delaware Delaware (State or other jurisdiction of incorporation or organization)	4922 4922 (Primary Standard Industrial Classification Code Number)	22-3955108 46-1189063 (I.R.S. Employer Identification Number)

16666 Northchase Drive
Houston, Texas 77060
(281) 836-7000
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Donald C. Wayne
Senior Vice President and
General Counsel
16666 Northchase Drive
Houston, Texas 77060
(281) 836-7000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Douglas E. McWilliams Vinson & Elkins L.L.P. 1001 Fannin Street, Suite 2500 Houston, Texas 77002-6760 (713) 758-2222

Approximate date of commencement of proposed sale to the public:
From time to time after the effective date of this registration statement.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:    ☐

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:    ☒

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☐

         If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

*
Includes the subsidiaries of Exterran Partners, L.P. identified on the following page that may guarantee the debt securities.

EXLP OPERATING LLC (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	33-1144624 (I.R.S. Employer Identification Number)
EXLP LEASING LLC (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	33-1144627 (I.R.S. Employer Identification Number)

EXPLANATORY NOTE

        This Amendment No. 1 to the registration statement on Form S-3 (File No. 333-187284) of Exterran Partners, L.P., EXLP Finance Corp., EXLP Operating LLC and EXLP Leasing LLC is being filed solely to amend Item 16 of Part II thereof and to file a revised exhibit 4.1 thereto. This Amendment No. 1 does not modify any provision of the preliminary prospectus contained in Part I or Items 14, 15 or 17 of Part II of the registration statement. Accordingly, this Amendment No. 1 does not include a copy of the preliminary prospectus.

 PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.    Other Expenses of Issuance and Distribution.

        Set forth below are the expenses (other than underwriting discounts and commissions) expected to be incurred in connection with the issuance and distribution of the securities registered hereby. With the exception of the Securities and Exchange Commission registration fee, the amounts set forth below are estimates.

Securities and Exchange Commission registration fee	$3,229
Legal fees and expenses	50,000
Accounting fees and expenses	20,000
Printing expenses	25,000
Miscellaneous	21,771

TOTAL	$120,000

Item 15.    Indemnification of Directors and Officers.

Exterran Partners, L.P.

        Section 17-108 of the Delaware Revised Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever. The partnership agreement of Exterran Partners, L.P. provides that, in most circumstances, we will indemnify the following persons, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:

  •
  our general partner;

  •
  any departing general partner;

  •
  any person who is or was an affiliate of our general partner or any departing general partner;

  •
  any person who is or was a director, officer, member, partner, fiduciary or trustee of any entity set forth in the preceding three bullet points;

  •
  any person who is or was serving as director, officer, member, partner, fiduciary or trustee of another person at the request of our general partner or any departing general partner; and

  •
  any person designated by our general partner.

        Any indemnification under these provisions will only be out of our assets. Unless our general partner otherwise agrees, it will not be personally liable for, or have any obligation to contribute or lend funds or assets to us to enable us to effectuate indemnification. We may purchase insurance against liabilities asserted against and expenses incurred by persons for our activities, regardless of whether we would have the power to indemnify the person against liability under our partnership agreement.

EXLP Finance Corp.

        The bylaws of EXLP Finance Corp. provide for indemnification to the fullest extent authorized by the Delaware General Corporation Law. Section 145 of the General Corporation Law of the State of Delaware, among other things, empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Similar indemnity is authorized for such persons against expenses (including attorneys' fees) actually and reasonably incurred by such persons in connection with the defense or settlement of any such threatened, pending, or completed action or suit if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and provided further that (unless a court of competent jurisdiction otherwise provides) such person shall not have been adjudged liable to the corporation. Any such indemnification may be made only as authorized in each specific case upon a determination by the stockholders or disinterested directors or by independent legal counsel in a written opinion that indemnification is proper because the indemnitee has met the applicable standard of conduct.

        Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145.

EXLP Operating LLC

        The limited liability company agreement of EXLP Operating LLC provides that it will indemnify its affiliates, members, partners, officers, directors, employees, agents or trustees of the company or any affiliate of the Company, any person who is or was serving at the request of the Company or any affiliate of the Company as an officer, director, employee, member, partner, agent, fiduciary or trustee of another person and any person the company designates as an indemnitee to the fullest extent permitted by law against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an indemnitee of the company, unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter in question, the indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the indemnitee's conduct was criminal. Any indemnification under these provisions will only be out of the assets of the company.

EXLP Leasing LLC

        The limited liability company agreement of EXLP Operating LLC provides that it will indemnify its affiliates, members, partners, officers, directors, employees, agents or trustees of the company or any affiliate of the Company, any person who is or was serving at the request of the Company or any affiliate of the Company as an officer, director, employee, member, partner, agent, fiduciary or trustee of another person and any person the company designates as an indemnitee to the fullest extent permitted by law against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an indemnitee of the company, unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter in question, the indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the indemnitee's conduct was criminal. Any indemnification under these provisions will only be out of the assets of the company.

Item 16.    Exhibits.

Exhibit Number		Description
1.1	**	Form of Underwriting Agreement

2.1		Contribution, Conveyance and Assumption Agreement, dated May 23, 2011, by and among Exterran Holdings, Inc., Exterran Energy Corp., Exterran General Holdings LLC, Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P., incorporated by reference to Exhibit 2.1 of the Registrant's Current Report on Form 8-K filed on May 24, 2011 (SEC File No. 001-33078)

2.2		Contribution, Conveyance and Assumption Agreement, dated February 22, 2012, by and among Exterran Holdings, Inc., Exterran Energy Corp., Exterran General Holdings LLC, Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P., incorporated by reference to Exhibit 2.1 of the Registrant's Current Report on Form 8-K filed on February 24, 2012 (SEC File No. 001-33078)

2.3		Contribution, Conveyance and Assumption Agreement, dated March 7, 2013, by and among Exterran Holdings, Inc., Exterran General Holdings LLC, Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P., incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed on March 8, 2013 (SEC File No. 001-33078)

3.1		Certificate of Limited Partnership of Universal Compression Partners, L.P. (now Exterran Partners, L.P.), incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed June 27, 2006 (SEC File No. 333-135351)

3.2		Certificate of Amendment to Certificate of Limited Partnership of Universal Compression Partners, L.P. (now Exterran Partners, L.P.), dated as of August 20, 2007, incorporated by reference to Exhibit 3.1 to the registrant's Current Report on Form 8-K filed August 24, 2007 (SEC File No. 001-33078)

3.3		First Amended and Restated Agreement of Limited Partnership of Exterran Partners, L.P., as amended, incorporated by reference to Exhibit 3.3 to the registrant's Quarterly Report on form 10-Q for the quarter ended March 31, 2008 (SEC File No. 001-33078)

4.1	*	Form of Senior Indenture

4.2	****	Form of Subordinated Indenture

5.1	****	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered

8.1	****	Opinion of Vinson & Elkins L.L.P. as to tax matters

12.1	****	Computation of ratio of earnings to fixed charges

23.1	****	Consent of Deloitte & Touche LLP

23.2	****	Consent of Vinson & Elkins L.L.P. (contained in Exhibits 5.1 and 8.1)

Exhibit Number		Description
24.1	****	Powers of Attorney

25.1	***	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Senior Indenture

25.2	***	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Subordinated Indenture

*
Filed herewith.

**
To be filed as an Exhibit to a Current Report on Form 8-K or in a post-effective amendment to this registration statement.

***
To be filed under subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended.

****
Previously filed.

Item 17.    Undertakings.

        Each undersigned registrant hereby undertakes:

        (a)(1)  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i)  To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii)  To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

            (iii)  To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

  provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrants pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) of the Securities Act of 1933 that is part of this registration statement;

          (2)   That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4)   That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

              (i)  Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

             (ii)  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x), for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or the prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

          (5)   That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

              (i)  any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

             (ii)  any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

            (iii)  the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

            (iv)  any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

        (b)   That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c)   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of any registrant pursuant to the foregoing provisions, or otherwise, such registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of any registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

        (d)   Exterran Partners, L.P. hereby undertakes to file an application for the purpose of determining the eligibility of the trustee under each of the indentures to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on May 7, 2013.

EXTERRAN PARTNERS, L.P.
By:	Exterran General Partner, L.P.,
its general partner
By:	Exterran GP LLC,
its general partner
By:	/s/ DAVID S. MILLER
	Name:	David S. Miller
	Title:	Senior Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 7, 2013.

Signature	Title

* D. Bradley Childers	President, Chief Executive Officer and Chairman of the Board, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
(Principal Executive Officer)
/s/ DAVID S. MILLER David S. Miller
Senior Vice President, Chief Financial Officer and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
(Principal Financial Officer)
* Kenneth R. Bickett	Vice President and Controller, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P. (Principal Accounting Officer)

Signature		Title

* William M. Austin		Senior Vice President and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
* Daniel K. Schlanger		Senior Vice President and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
* James G. Crump		Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
* Edmund P. Segner III		Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
* G. Stephen Finley		Director, Exterran GP LLC As General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
*By:	/s/ DAVID S. MILLER David S. Miller Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on May 7, 2013.

EXLP FINANCE CORP.
By:	/s/ DAVID S. MILLER
	Name:	David S. Miller
	Title:	Senior Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 7, 2013.

Signature		Title

* D. Bradley Childers		President and Chief Executive Officer (Principal Executive Officer)
/s/ DAVID S. MILLER David S. Miller		Senior Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Kenneth R. Bickett		Vice President, Controller and Director (Principal Accounting Officer)
*By:	/s/ DAVID S. MILLER David S. Miller Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on May 7, 2013.

EXLP OPERATING LLC
By:	Exterran Partners, L.P. its sole member
By:	Exterran General Partner, L.P., its general partner
By:	Exterran GP LLC, its general partner
By:	/s/ DAVID S. MILLER
	Name:	David S. Miller
	Title:	Senior Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 7, 2013.

Signature	Title

* D. Bradley Childers	President, Chief Executive Officer and Chairman of the Board, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
(Principal Executive Officer)
/s/ DAVID S. MILLER David S. Miller
Senior Vice President, Chief Financial Officer and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
(Principal Financial Officer)
* Kenneth R. Bickett	Vice President and Controller, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P. (Principal Accounting Officer)

Signature		Title

* William M. Austin		Senior Vice President and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
* Daniel K. Schlanger		Senior Vice President and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
* James G. Crump		Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
* Edmund P. Segner III		Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
* G. Stephen Finley		Director, Exterran GP LLC As General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
*By:	/s/ DAVID S. MILLER David S. Miller Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on May 7, 2013.

EXLP LEASING LLC
By:	EXLP Operating LLC its sole member
By:	Exterran Partners, L.P. its sole member
By:	Exterran General Partner, L.P., its general partner
By:	Exterran GP LLC, its general partner
By:	/s/ DAVID S. MILLER
	Name:	David S. Miller
	Title:	Senior Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 7, 2013.

Signature	Title

* D. Bradley Childers	President, Chief Executive Officer and Chairman of the Board, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
(Principal Executive Officer)
/s/ DAVID S. MILLER David S. Miller
Senior Vice President, Chief Financial Officer and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
(Principal Financial Officer)

Signature		Title

* Kenneth R. Bickett		Vice President and Controller, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P. (Principal Accounting Officer)
* William M. Austin		Senior Vice President and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
* Daniel K. Schlanger		Senior Vice President and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
* James G. Crump		Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
* Edmund P. Segner III		Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
* G. Stephen Finley		Director, Exterran GP LLC As General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
*By:	/s/ DAVID S. MILLER David S. Miller Attorney-in-Fact

 INDEX TO EXHIBITS

Exhibit Number		Description
1.1	**	Form of Underwriting Agreement

2.1		Contribution, Conveyance and Assumption Agreement, dated May 23, 2011, by and among Exterran Holdings, Inc., Exterran Energy Corp., Exterran General Holdings LLC, Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P., incorporated by reference to Exhibit 2.1 of the Registrant's Current Report on Form 8-K filed on May 24, 2011 (SEC File No. 001-33078)

2.2		Contribution, Conveyance and Assumption Agreement, dated February 22, 2012, by and among Exterran Holdings, Inc., Exterran Energy Corp., Exterran General Holdings LLC, Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P., incorporated by reference to Exhibit 2.1 of the Registrant's Current Report on Form 8-K filed on February 24, 2012 (SEC File No. 001-33078)

2.3		Contribution, Conveyance and Assumption Agreement, dated March 7, 2013, by and among Exterran Holdings, Inc., Exterran General Holdings LLC, Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P., incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed on March 8, 2013 (SEC File No. 001-33078)

3.1		Certificate of Limited Partnership of Universal Compression Partners, L.P. (now Exterran Partners, L.P.), incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed June 27, 2006 (SEC File No. 333-135351)

3.2		Certificate of Amendment to Certificate of Limited Partnership of Universal Compression Partners, L.P. (now Exterran Partners, L.P.), dated as of August 20, 2007, incorporated by reference to Exhibit 3.1 to the registrant's Current Report on Form 8-K filed August 24, 2007 (SEC File No. 001-33078)

3.3		First Amended and Restated Agreement of Limited Partnership of Exterran Partners, L.P., as amended, incorporated by reference to Exhibit 3.3 to the registrant's Quarterly Report on form 10-Q for the quarter ended March 31, 2008 (SEC File No. 001-33078)

4.1	*	Form of Senior Indenture

4.2	****	Form of Subordinated Indenture

5.1	****	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered

8.1	****	Opinion of Vinson & Elkins L.L.P. as to tax matters

12.1	****	Computation of ratio of earnings to fixed charges

23.1	****	Consent of Deloitte & Touche LLP

23.2	****	Consent of Vinson & Elkins L.L.P. (contained in Exhibits 5.1 and 8.1)

24.1	****	Powers of Attorney

25.1	***	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Senior Indenture

Exhibit Number		Description
25.2	***	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Subordinated Indenture

*
Filed herewith.

**
To be filed as an Exhibit to a Current Report on Form 8-K or in a post-effective amendment to this registration statement.

***
To be filed under subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended.

****
Previously filed.

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EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 14. Other Expenses of Issuance and Distribution.
  Item 15. Indemnification of Directors and Officers.
  Item 16. Exhibits.
  Item 17. Undertakings.
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
INDEX TO EXHIBITS